EXHIBIT 10.38

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                       NON-EXCLUSIVE DISTRIBUTOR AGREEMENT

This Agreement made and entered into this 5th day of April 2004 by and between the Veterinary Division of Henry Schein with its principal office at 135 Duryea Road, Melville, NY 11747, (hereinafter called "Distributor"); and ABAXIS, Inc., a California corporation with its principal office at 3240 Whipple Rd, Union City, California 94587 (hereinafter called "ABAXIS").

WHEREAS, ABAXIS is a manufacturer of products for the in vitro analysis of various components in body fluids and whereas ABAXIS desires to further the sale of its products to veterinarians' offices, clinics, hospitals, etc.

WHEREAS, DISTRIBUTOR conducts a business which sells medical products to such veterinarian sites as those mentioned above and is interested in becoming a distributor of ABAXIS veterinary products;

NOW, THEREFORE, the parties hereto agree as follows:

1.   Definitions

     As used in this Agreement, the terms defined below shall have the following meanings;

     A. "Distribute", "Distributed" or "Distribution" shall mean to sell, distribute, market, promote, stimulate interest in, solicit Orders for and provide services in connection with those activities.

     B. "Distributor Price" shall mean the price listed in Appendix A and Appendix A-1.

     C.   "End User" shall mean any provider of veterinarian medical care.

     D. "Order" shall mean a written Purchase Order that describes Products being purchased by Distributor.

     E. "Order Terms" shall mean, notwithstanding any conflicting terms set forth on an Order, the terms and conditions contained in this Agreement, and in any modifications thereto as may be agreed in writing.

     F. "Professional Use" shall mean use of Products in connection with animal (non-human) care, conducted or supervised by trained veterinarian personnel who have the authority under applicable laws, regulations or statutes to use such Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     G. "Products" shall mean the ABAXIS products listed in Appendix A and Appendix A-1 and such other ABAXIS products as ABAXIS and Distributor shall from time to time agree, in writing, to add to Appendix A and Appendix A-1.

     H. "Instrument" shall mean the VetScan analyzer and HMT Hematology analyzer, which are electromechanical diagnostic blood chemistry and cell counting devices.

     I "Reagent Rotor" shall mean the plastic disk containing chemical reagents.

     J.   "Minimum Purchase Requirements" shall be as set forth in Appendix B.

     K. "Territory" shall mean the geographical area served by distributor branches in the United States of America its protectorates and territories, as well as Federal Government installations. Expansion of the territory may occur only after written authorization from ABAXIS and mutual consent of both parties.

     L. "Trademarks", "Trade names" and "Copyrights" shall mean the trademarks, trade names and copyrights owned or controlled by ABAXIS whether registered or arising by applicable law, and used in connection with the Products.

2.   Appointment

     ABAXIS hereby grants to Distributor the non-exclusive right to Distribute Products to End Users for Professional Use in the Territory. Distributor is not authorized to sell ABAXIS Products to resellers, other than to a leasing company which leases the Product to End Users. By entering into this Agreement ABAXIS is interested in facilitating the availability of its Products and the availability of proper training and technical support to the End Users of its Products.

3.   Obligations of Distributor.

     Distributor's obligations under this Agreement shall, without limitation, include the following:

     A.   Distributor shall use all reasonable efforts to Distribute Products.

     B.   Distributor shall agree to include Abaxis in their [*].

     C. Distributor shall maintain adequate written procedures for warehouse control and Distribution of Products. Distributor shall maintain adequate records of shipments to End Users for at least two (2) years or to the end of the useful life of the Products, whichever is longer. The written records shall be in such a form as to enable ABAXIS to trace the location of all Products.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     D. Distributor shall maintain and comply with adequate written procedures to ensure that all used ABAXIS Products which may be returned directly to Distributor shall not be cleaned or otherwise refurbished and re-sold or re-used by Distributor or others, without ABAXIS' prior written consent.

     E. Distributor shall submit all advertising and promotional materials for Products to ABAXIS prior to use or distribution of such materials. In the event that ABAXIS provides comments or suggests changes in a timely manner of the receipt of such materials, Distributor will revise the materials accordingly.

     F. Distributor shall comply with all relevant governmental rules and regulations in the Territory.

     G. Distributor will make no representations or warranties with respect to the Products other than those specifically authorized in writing by ABAXIS.

     H. Distributor agrees to on going training and sales meetings as required by ABAXIS so as to be able to adequately describe, demonstrate and sell Products in the clinic setting.

     I. Distributor will stock and/or assist customers in obtaining proper blood transfer devices. A list of approved devices is described in ABAXIS Product Operators' Manual. Other devices may interfere with product performance and should not be used without the written consent of Abaxis

     J. Distributor will provide ABAXIS a monthly forecast of Orders for three months running, which forecasts shall be given to ABAXIS 30 days prior to the first day of January, April, July and October of each year during the term of this Agreement. This will help facilitate production planning and assure continuity of supply for Distributor. Absence such forecasting, subjects Distributor to potential product back orders or shortages. Said forecasts for the first month shall constitute a binding obligation of Distributor to purchase the quantities and types of Product as forecast. The forecasts for the months two and three shall be Distributor's non-binding, best estimates for future Orders.

     K. Distributor agrees to maintain a 30-day inventory of Product (both Reagent Rotor, HMT reagents and Instruments) at Distributor's warehouse.

4.   Obligations of ABAXIS

     ABAXIS shall have the following obligations under this Agreement.

     A.   ABAXIS shall provide marketing direction and guidance to Distributor.

     B. ABAXIS agrees to maintain comprehensive "occurrence" general liability insurance, including "occurrence" product liability, contractual liability insurance and advertising injury coverage, with minimum limits of liability of [*] and to deliver to Distributor a certificate thereof with Account and its subsidiaries as an additionally named insured thereon.

     C. ABAXIS shall provide to Distributor a reasonable quantity of literature, brochures, and other materials.

     D. ABAXIS shall maintain warranty and post-warranty repair services for the Products pursuant to its then applicable warranty policies for such Products.

     E. ABAXIS will supply Reagent Rotors with a minimum of 66% of shelf life from the date of shipment from ABAXIS which is no less than 6 months for T4-Cholesterol Rotor and Critical Care Profile Rotor and 8 months for all other Rotors currently available per Attachment A, provided that the storage and transportation guidelines in Appendix C are followed. ABAXIS will make reasonable efforts to provide Product with the longest dating feasible.

     F. ABAXIS will ship Product within 30 days after receiving a faxed or mailed Order from Distributor as long as Order does not exceed submitted forecast per Section 3. J. (Obligations of Distributor) by greater than 10%, in which case Abaxis will have up to an additional 30 days to deliver Product exceeding 10% over the forecast.

5.   Orders

     A. Orders for Products by Distributor shall be placed with ABAXIS by mail or facsimile (or by phone with explicit approval from ABAXIS) at the following address and telephone numbers:

                    ABAXIS, Inc.
                    3240 Whipple Road
                    Union City, CA 94587
                    Tel:  800-822-2947
                    Fax: 510-675-6500

     B.   Orders shall be subject to acceptance by ABAXIS.

     C. ABAXIS reserves the right to reject any Order or to cancel any Order previously accepted in writing if, in ABAXIS' discretion, ABAXIS determines that such Order will not be paid for in accordance with the Order Terms or that the Products will not be Distributed in accordance with the terms and conditions set forth in this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          Upon a determination that ABAXIS intends to cancel a previously accepted Order, ABAXIS shall give Distributor, prompt written notice of such cancellation and ABAXIS will be under no further obligation to deliver Products under that Order, unless Distributor provides adequate assurances to ABAXIS that Distributor will comply fully with Distributor's obligations under this Agreement.

6.   Price and Payment Terms

     A. The price payable by Distributor to ABAXIS for any Product shall be the Distributor Price on the date of the Order for such Product as shown in Appendix and Appendix A-1. Should Distributor sell an aggregate amount of Instruments equal to or great than shown in the Table A. below in a given quarter during the first year of the Agreement, then Abaxis will provide Distributor with margins for Product reagents purchased and shipped from Abaxis in that given quarter of the Agreement as follows:

          Table A. Qualifiers for Additional Reagent Margins

          Agreement Quarters                      Q1      Q2      Q3      Q4
          ------------------------------------   -----   -----   -----   -----
          Instrument Sales to End User            [*]     [*]     [*]     [*]
          Reagent Margin %                        [*]     [*]     [*]     [*]

          Annually, Abaxis will adjust the performance targets for the following 4 quarters to include consumable targets starting on the next annual renewal.

     B. All Orders shall be paid within 30 days of the date of invoice. If payment is not received by ABAXIS within said 30 days, the payment shall bear a late payment charge equal to 1.5% per month (or partial month) that the payment is delayed.

     C. All Products sold and all prices quoted by ABAXIS are F.O.B. Union City, California or other ABAXIS distribution locations. Distributor shall be responsible for selecting the carrier responsible for transporting Products to Distributor's warehouse in accordance with the guidelines laid out in Appendix C. ABAXIS will work with Distributor to minimize transportation and associated costs.

     D. Distributor shall pay for all transportation costs and all costs for insuring the Product while the Product is in transit and while the Product is in Distributor's control.

     E. Title and risk of loss for the Product shall shift from ABAXIS to Distributor when the Product is delivered to the common carrier transportation company for shipment to Distributor.

7.   Warranty and Service Policy

     A.   Instruments

          ABAXIS warrants each Instrument to be free from defects in performance for its intended use for a period of one year (the "Warranty Period") from its initial sale by Distributor to the original customer. In the event of failure of an Instrument during the Warranty Period, ABAXIS will, at its option, repair or replace such failed Instrument free of charge except in the circumstances as listed below.

          (1) Any Instrument that has been subject to abuse, accident, alteration, modification, tampering, negligence or misuse;

          (2) Any Instrument that has been repaired or serviced by anyone not authorized by ABAXIS to render such service;

          (3) Any Instrument whose model or serial number has been altered, tampered with, defaced or removed.

     B.   Reagent Rotor

          ABAXIS will replace or credit Distributor or Customer for any Reagent Rotor that the Instrument's detection system has found to have a manufacturing defect. In the event that the Distributor or Customer finds any rotor to be defective, Distributor or Customer should call Abaxis Customer Service immediately to report pertinent information, including the lot number of the defective Reagent Rotor and for authorization for credit or replacement. ABAXIS will not be responsible for Reagent Rotors that are mishandled or stored or shipped improperly.

     C. ABAXIS represents and warrants that: (i) it has the unrestricted right and authority to enter into this Agreement, and to grant the rights and licenses contemplated hereunder with respect to the Products and
          (ii) it has all rights in and to all patents, copyrights, trademarks, trade secrets or other proprietary rights associated with the Products that are necessary to market, distribute, and license the Products.

8.   Termination

     A. Distributor's authorization to Distribute Products shall remain in full force and effect for one year from the date of this Agreement, and such authorization shall renew automatically for one year successive terms; provided however that at any time during the initial term or any renewal term, this Agreement may be terminated as follows:

          (1) By either party without cause, after sixty (60) days written notice of termination;

          (2) By ABAXIS, at its sole discretion, in the event that Distributor shall have failed to purchase the Minimum Performance requirement for any two consecutive quarters as shown in Appendix B (Minimum Performance Requirements from Abaxis);

          (3) By either party, upon giving notice to the other party that such other party is in breach of its obligations under this Agreement, if such other party fails to cure the breach within 10 days after receipt of written notice of the breach;

     B. Upon the effective date of termination of this Agreement for whatever reason, the right of Distributor to Distribute Products will cease and Distributor will immediately discontinue all use of ABAXIS' Trade names, Trade marks and Copyrights. Distributor will return to ABAXIS all price lists, catalogs, sales literature, operating and service manuals, advertising literature, operating and other materials relating to the Products. Upon termination, ABAXIS may purchase, but shall not be obligated to purchase, all or part of the Products remaining in Distributor's inventory at the ABAXIS selling price to Distributor. If ABAXIS does not repurchase all of Distributor's inventory, Distributor will have the right, for a period not to exceed 120 days, to sell any Products remaining in inventory and to continue to use the sales literature, manuals and other materials necessary for selling the remaining inventory of Products.

     C. Upon any termination of this Agreement, the provisions in Section 1, 7, 10, 11, 12, 13 14, 16, 18 and 19 shall remain in effect as necessary to carry out the purpose of those Sections after termination. Additionally, to the extent that Distributor is allowed to retain and sell its remaining inventory of the Products, all provisions of this Agreement shall remain in effect as applicable for said sales of the remaining inventory.

9.   Assignment

     Neither party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent will not be commercially unreasonably withheld

10.  No Damages Arising From Termination

     Distributor acknowledges and agrees that ABAXIS shall be under no obligation to renew or extend this Agreement notwithstanding any Orders placed by Distributor or other actions taken by the parties prior to termination of this Agreement. Upon termination of the Agreement, neither party shall be liable to the other for any damages (whether direct, consequential, or incidental and including expenditures, loss of profits or prospective profits of any kind) sustained or ensuring out of, or alleged to have been sustained or to have arisen out of, such termination.

11.  Warranty Disclaimer and Waiver of Consequential Damages:

     EXCEPT FOR THE EXPRESS WARRANTY CONCERNING PRODUCTS CONTAINED IN SECTION 7 HEREIN, ABAXIS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (INCLUDING IMPLIED WARRANTIES OF MERCHANT ABILITY AND FITNESS FOR A PARTICULAR PURPOSE) CONCERNING ANY PRODUCT OR OTHERWISE CONCERNING MATTERS CONTEMPLATED BY THIS AGREEMENT.

     DISTRIBUTOR ACKNOWLEDGES AND AGREES THAT ABAXIS' SOLE RESPONSIBILITY IN THE CASE OF ANY BREACH OF WARRANTY SHALL BE FOR ABAXIS TO COMPLY WITH ABAXIS' POLICY AS SET FORTH IN SECTION 7 ABOVE. .

     Waiver of Consequential Damages:

     IN NO EVENT SHALL EITHER PARTY BE LIABLE OR OBLIGATED IN ANY MANNER FOR ANY SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING WITHOUT LIMITATION LOST PROFITS) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF ANY SUCH DAMAGES IN ADVANCE.

12.  Legal Relationship; Indemnity

     A. The relationship between ABAXIS and Distributor is that of supplier and purchaser. Distributor is an independent contractor and is not the legal representative, agent, joint venture, partner, or employee of ABAXIS for any purpose whatsoever. Distributor has no right or authority to assume or create any obligations of any kind or to make any representations or warranties, whether express or implied, on behalf of ABAXIS, or to bind ABAXIS in any respect whatsoever.

     B. Each party shall indemnify and hold harmless the other party from any claims, injuries, and damages, including all reasonable costs and expenses (such as attorneys' fees), as a result, whether direct or indirect, stemming from the negligence, recklessness, or willful misconduct of the other party or such other party's officers, employees or agents.

     C.   Intellectual Property Indemnification:

          ABAXIS agrees to defend, indemnify and hold Distributor harmless from and against damages, costs, liabilities, expenses (including, without limitation, reasonable attorneys' fees) and settlement amounts incurred in connection with any suit, claim or action by any third party (a "Claim") alleging that the Products when used according to the documentation accompanying the Products, infringes an intellectual property right of a third party. The foregoing obligation shall not extend to any Claims of infringement arising out of or related to (i) a modification of the Products by anyone other than ABAXIS; or (ii) a combination of the Products with any third party software or equipment to the extent that such combination is the cause of such infringement. ABAXIS' obligation to defend, indemnify and hold Distributor harmless is subject to Distributor (i) giving ABAXIS prompt written notice of any such Claim; (ii) giving ABAXIS sole control over the defense and settlement of any such Claim (provided that ABAXIS may not use any non-monetary assets of Distributor in a non-monetary settlement without Distributor's prior written consent); (iii) providing full cooperation for the defense of any such Claim, at ABAXIS' expense; and
          (iv) not entering into any settlement or compromise of any such Claim without ABAXIS' prior written approval. In the event any Product is alleged to infringe or is believed by ABAXIS to infringe upon any intellectual property right of a third party, ABAXIS may, at its sole option and expense, elect to (i) modify the Product so that such Product become non-infringing; (ii) replace the Product with a non-infringing product which is functionally substantially equivalent or (iii) obtain a license for Distributor to continue to sell the Product. The remedies granted to Distributor under this Section shall be Distributor's sole and exclusive remedies for any infringement by the Products.

13.  Use of ABAXIS Trademarks and Copyrighted Material

     Distributor may use materials furnished by ABAXIS which contain ABAXIS Trademarks, Trade names and Copyrights only with respect to distribution and sale of said Products, in accordance with the terms of this Agreement. Any further use by Distributor of ABAXIS Trademarks, Trade names and Copyrights shall be subject and limited to specific written authorization from ABAXIS, on a case by case basis. Any such use shall be on a non-transferable, non sublicenceable, and non-exclusive basis. Distributor shall not be required to notate, or otherwise credit Abaxis beyond use of name for individual product trademarks.

14.  Proprietary Rights

     ABAXIS will retain all of its rights and title to and ownership of all Copyrights, Trademarks, Trade names, trade secrets, patents, and all other intellectual property embodied in the Products. Except as otherwise expressly provided in this Agreement, Distributor will have no right, title or interest in the intellectual property embodied in the Products, excepting only Distributor's limited rights to use Trademarks, Trade names and Copyrights as specified in Section 13 hereof.

15.  Patent Marking

     Distributor agrees to include on the Products and on all labels, packaging and sales materials such patent marking as is reasonably requested by ABAXIS.

16.  Confidential Information

     Each party agrees that it will maintain the confidentiality of all electronic, verbal and written communications from the other party which are designated, or which should reasonably be regarded in the normal commercial view, as constituting confidential information, business secrets or proprietary information.

     Confidential information shall not include any such information which (i) is or becomes generally available to the public other than as a result of unauthorized disclosure by either party; (ii) has been or is made available to either party from a third party which is not under an obligation of confidentiality to either party or its affiliates; (iii) was previously known by the receiving party prior to disclosure by the other party; or
     (iv) was developed independently of any disclosures make hereunder. In the event either party is required to make disclosure of Confidential Information regarding the other due to legal process, such party shall immediately notify the other and reasonably cooperate with the owner of such Confidential Information in any efforts to limit or object to such disclosures being made.

     This confidentiality provision shall survive termination of this Agreement.

17.  Force Majeure

     Except as to the timely payment by Distributor of the purchase price of Products purchased by it under this Agreement, no failure or omission to carry out or observe any of the terms, provisions, or conditions of this Agreement will give rise to any claim by one party against the other, or be a breach of this Agreement, if the same is caused by or arises out of one or more of the following conditions: acts of God; acts, regulations or laws of any government; war; civil commotion; destruction of facilities or materials by fire, earthquake or storm; labor disturbance; epidemic; failure of public utilities or of suppliers; or any other event, matter or thing wherever occurring and whether or not of the same class or kind as those set forth above, which is not reasonably within the control of the affected party. However, the parties will endeavor to avoid, remove, or cure all such conditions as soon as is reasonably feasible.

18.  Choice of Law

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the New York rules for conflicts of laws.

19.  Complete Agreement

     This Agreement constitutes the entire contract between ABAXIS and Distributor. All prior or contemporaneous agreements, proposals, understandings and communications between or involving ABAXIS and Distributor are replaced in their entirety by this Agreement, except that this Agreement shall not relieve either party from making payments which may be due and owing under any agreements or contract made prior to the date hereof. This Agreement may be amended only by a written instrument executed by authorized representatives of ABAXIS and Distributor.

20.  Counterparts

     This Agreement is signed in two identical counterpart originals each of which is to be considered the original.

     In Witness Whereof, the parties have caused this Agreement to be executed in duplicate by their duly authorized representatives on the date below written.

     Distribuor                              ABAXIS, Inc.

     By:     /s/ Wilson Constantine          By:    /s/ Richard Schoen
             ----------------------                 ----------------------------
     Title:  General Manager

     Date:   3/29/04                         Date:  4/5/04

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   APPENDIX A

                                                                                                      MFG. SUG.
CATALOG NO.                PRODUCTS                                                   DIST. PRICE   RETAIL PRICE
--------------  -------------------------------------------------------------------   -----------   ------------
INSTRUMENTS
200-0000        VetScan Chemistry Analyzer - Includes Accessory Kit,                      [*]           [*]
                0.1CC Minipette, 0.1CC Disposable Tips (96), Manual, Power
                Cord, Power Supply, 10 Heparin Lithium Tubes, Screw Driver,
                12/Pk Result Cards

REAGENT ROTORS  (Box of 10, unless otherwise noted.)
500-0026        Prep Profile II- ALT, ALP, BUN, CRE, GLU & TP                             [*]           [*]
500-0256        Package of 25 Rotors                                                      [*]           [*]
500-0002        Diagnostic Profile Plus                                                   [*]           [*]
                ALB, ALP, ALT, AMY, BUN, CA++, CHOL, CRE, GLOB*, GLU, K+, TBIL & TP
500-0052        Package of 25 Rotors                                                      [*]           [*]
500-0038-10     Comprehensive Diagnostic Profile - ALT, ALB, ALP, AMY, CA++,              [*]           [*]
                PHOS, CRE, GLOB*,GLU, K+, Na+, TBIL, TP & BUN
500-0038-25     Package of 25 Rotors                                                      [*]           [*]
500-0017        Critical Care Profile- ALT, tCO(2), CRE, GLU, K+, Na & BUN                [*]           [*]
500-0037        T(4) - Cholesterol  - T(4), CHOL                                          [*]           [*]
500-0014        Equine Profile - ALB, AST, BUN, CA++, CK, CRE, GLU, GGT, GLOB*,           [*]           [*]
                TBIL, & TP
500-0023        Large Animal Profile (Bovine)- ALB, ALP, AST, CA++, CK, GGT,              [*]           [*]
                GLOB*, MG, PHOS, TP, & BUN
500-0022        Avian/Reptilian Profile - ALB,AST,BUN, Ca++,CK,GLOB*,Glu,K+,              [*]           [*]
                Na+,PHOS,TP,UA                                   *Calculated Value
ACCESSORIES
100-9001        Instrument Carrying Case with wheels                                      [*]           [*]
100-8001        Plug Lighter Adapter                                                      [*]           [*]
200-7001        VetScan Operator's Manual                                                 [*]           [*]
400-7000        Result Cards, Blank - 12/package                                          [*]           [*]
500-9008        Screw Driver (Software Panel)                                             [*]           [*]
981-0090        Power Cord                                                                [*]           [*]
988-0008        Power Supply                                                              [*]           [*]

Ancillary Products
500-9002        0.1 cc Drummond Capillary pipettes - 100/package                          [*]           [*]
500-9003        Heparin Lithium Tubes (Green top) 100/box                                 [*]           [*]
500-9006        Minipet, 0.1 cc, Grey                                                     [*]           [*]
500-9007        0.1 cc Disposable pipette tips - 96/rack                                  [*]           [*]
100-1503        Glucometer strips - 50/box                                                [*]           [*]
100-1501        Glucometer - 50/box                                                       [*]           [*]


** Effective May 1, 2004 Distributor transfer pricing will increase by [*] per rotor (See Appendix A - 1)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   APPENDIX A

                                    CONTINUED

                                                                                                     MFG. SUG.
CATALOG NO.                PRODUCTS                                                   DIST. PRICE   RETAIL PRICE
-------------   ----------------------------------------------------------------      -----------   ------------
INSTRUMENTS
700-0000        VetScan HMT Hematology                                                    [*]*           [*]
                Includes -Operator's Manual, Installation Guide,
                Power Cord, Keyboard, Reagent Tubing,
                Collection Tube Adapters, Cover Keys and
                VetScan DxS Quick Reference Guide
REAGENTS
700-9000        VetScan HMT Reagent Pack                                                  [*]           [*]
                Includes - (1) Thermal Printer Paper Roll,
                (2) Clot Filters and (1) Probe Cleaning Wire
700-9003        Dog Control, (1) 2 cc vial                                                [*]           [*]
700-9004        Cat Control, (1) 2 cc vial                                                [*]           [*]
700-9005        Human Calibrator, (1) 2 cc vial                                           [*]           [*]

ACCESSORIES
988-0013        Keyboard                                                                  [*]           [*]
987-0008        Clot Filters 2/pkg                                                        [*]           [*]
999-0044        Collection tube adapter, Red                                              [*]           [*]
999-0045        Collection tube adapter, White                                            [*]           [*]
999-0046        Collection tube adapter, Blue                                             [*]           [*]
999-0066        Collection tube adapter, Green                                            [*]           [*]
700-9002        Reagent Tubing Kit                                                        [*]           [*]
981-0090        Power Cord                                                                [*]           [*]
999-0043        Cover Keys                                                                [*]           [*]
700-7003        Operator's Manual                                                         [*]           [*]
700-7001        Thermal Printer Paper Roll                                                [*]           [*]
                (minimum order: 3)

ANCILLARY PRODUCTS
980-0204        HMT-VetScan/Computer Interface Cable                                      [*]           [*]
700-1500        Color Printer                                                             [*]           [*]
980-0206        HMT Printer Cable                                                         [*]           [*]
700-1501        VetScan Rocker                                                            [*]           [*]
700-1502        Vortex Mixer                                                              [*]           [*]
988-0009        Uninterruptible Power Supply                                              [*]           [*]

                * Quantity Pricing - with the purchase and delivery of [*] or more VetScan Chemistry Analyzers and VetScan HMT Analyzers in a single order, Abaxis will sell the VetScan HMT Analyzer for[*] per unit

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          APPENDIX A - 1 EFFECTIVE MAY 1, 2004 FOR VETSCAN CONSUMABLES

                                                                                                      MFG. SUG.
CATALOG NO.                PRODUCTS                                                   DIST. PRICE   RETAIL PRICE
-------------   ----------------------------------------------------------------      -----------   ------------
INSTRUMENTS
200-0000        VetScan Chemistry Analyzer - Includes Accessory Kit,                      [*]           [*]
                0.1CC Minipette, 0.1CC Disposable Tips (96), Manual, Power
                Cord, Power Supply, 10 Heparin Lithium Tubes, Screw Driver,
                12/Pk Result Cards
REAGENT ROTORS (Box of 10, unless otherwise noted.)
500-0026        Prep Profile II- ALT, ALP, BUN, CRE, GLU & TP                             [*]           [*]
500-0256        Package of 25 Rotors                                                      [*]           [*]
500-0002        Diagnostic Profile Plus                                                   [*]           [*]
                ALB, ALP, ALT, AMY, BUN, CA++, CHOL, CRE, GLOB*, GLU, K+, TBIL & TP
500-0052        Package of 25 Rotors                                                      [*]           [*]
500-0038-10     Comprehensive Diagnostic Profile - ALT, ALB, ALP, AMY, CA++,              [*]           [*]
                PHOS, CRE, GLOB*,GLU, K+, Na+, TBIL, TP & BUN
500-0038-25     Package of 25 Rotors                                                      [*]           [*]
500-0017        Critical Care Profile- ALT, tCO(2), CRE, GLU, K+, Na & BUN                [*]           [*]
500-0037        T(4) - Cholesterol  - T(4), CHOL                                          [*]           [*]
500-0014        Equine Profile - ALB, AST, BUN, CA++, CK, CRE, GLU, GGT, GLOB*,           [*]           [*]
                TBIL, & TP
500-0023        Large Animal Profile (Bovine)- ALB, ALP, AST, CA++, CK, GGT,              [*]           [*]
                GLOB*, MG, PHOS, TP, & BUN
500-0022        Avian/Reptilian Profile - ALB,AST,BUN, Ca++,CK,GLOB*,Glu,K+,              [*]           [*]
                Na+,PHOS,TP,UA                                *Calculated Value
ACCESSORIES
100-9001        Instrument Carrying Case with wheels                                      [*]           [*]
100-8001        Plug Lighter Adapter                                                      [*]           [*]
200-7001        VetScan Operator's Manual                                                 [*]           [*]
400-7000        Result Cards, Blank - 12/package                                          [*]           [*]
500-9008        Screw Driver (Software Panel)                                             [*]           [*]
981-0090        Power Cord                                                                [*]           [*]
988-0008        Power Supply                                                              [*]           [*]

Ancillary Products
500-9002        0.1 cc Drummond Capillary pipettes - 100/package                          [*]           [*]
500-9003        Heparin Lithium Tubes (Green top) 100/box                                 [*]           [*]
500-9006        Minipet, 0.1 cc, Grey                                                     [*]           [*]
500-9007        0.1 cc Disposable pipette tips - 96/rack                                  [*]           [*]
100-1503        Glucometer strips - 50/box                                                [*]           [*]
100-1501        Glucometer - 50/box                                                       [*]           [*]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [*]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   APPENDIX B

                    MINIMUM PURCHASE REQUIREMENTS FROM ABAXIS

                         VetScan Chemistry            VetScan HMT Hematology
                         -----------------            ----------------------
Initial Order                   [*]                             [*]

First Quarter                   [*]                             [*]

Second Quarter                  [*]                             [*]

Third Quarter                   [*]                             [*]

Fourth Quarter                  [*]                             [*]

                                   APPENDIX C

                      STORAGE AND TRANSPORTATION GUIDELINES

1.0  Reagent discs must be stored refrigerated at 2-8 degrees C.

2.0 Discs must be shipped in insulated shipping containers with frozen gel ice packs. Cold shipper is to be placed in corrugated shipping box.

     Insulated containers may be ice chest type, or any other type Styrofoam configuration, designed to maintain cold temperatures for a minimum of 24 hours. Walls of the Styrofoam containers must be a minimum of 7/8" wall thick, and be enclosed in a corrugated shipping box.

     Gel ice packs must be a minimum 1 1/2 lb. in weight. (Generally, smaller sizes will not remain frozen adequately during shipment.)

3.0 Corrugated shipping boxes are to be clearly marked with temperature requirements - "Refrigerate at 2-8 degrees C" - and are to be clearly labeled "Refrigerate Upon Arrival."

4.0 Any carrier who provides next day delivery services may be used. The only requirement is that the shipment arrive at destination within twenty-four
     (24) hours.

5.0 In general, when the shipment arrives, the product should feel cold to the touch, and the gel packs should be frozen or partially frozen.

6.0 Caution: Under no circumstances are the reagent discs be shipped unprotected, either in a corrugated box without Styrofoam, without gel packs, or via any shipping method that takes longer than twenty-four (24) hours.